Exhibit 10.03

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the Effective Date of the Note referred to below between Paxton Energy, Inc., a Nevada corporation (the “Company”), and What Happened LLC, a limited liability company (the “Subscriber”).

RECITALS
A.      The Company is conducting a private offering (the “Offering”) of 8% unsecured convertible promissory notes (each a “Note,” collectively, the “Notes”), initially convertible into shares of the Company’s common stock par value $0.001 per share (the “Common Stock”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

B. Subscriber desires to purchase such amount of Note as set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.           SUBSCRIPTION FOR SECURITIES AND REPRESENTATIONS BY SUBSCRIBER

1.1             Subject to the terms and conditions hereinafter set forth, Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, such aggregate face amount of Note for the aggregate purchase price as is set forth on the signature page hereof.  The purchase price is payable by wire transfer to Paxton Energy, Inc..

1.2             The Securities will be offered for sale until November 30, 2011.

1.3             Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) Subscriber may not be able to liquidate its investment; (d) transferability of the Securities is extremely limited; (e) in the event of a disposition, Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; and (g) the other risks associated with the Company’s business, financial situation and the Offering set forth on Exhibit A annexed hereto.

1.4        At the time Subscriber was offered the Securities, it was, and as of the date hereof it is, and on each date on which it converts the Notes and/or exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act, as indicated by the

Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

1.5             Subscriber hereby acknowledges and represents that: (a) Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on Subscriber’s behalf; (b) Subscriber recognizes the highly speculative nature of this investment; and (c) Subscriber is able to bear the economic risk that Subscriber hereby assumes.

1.6             Subscriber hereby acknowledges receipt and careful review of this Agreement the Note and all other exhibits thereto (collectively referred to as the “Transaction Documents”) and hereby represents that Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “Form 10-K”), the terms and conditions of the Offering and any additional information that Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

1.7                (a)  In making the decision to invest in the Securities Subscriber has relied solely upon the information provided by the Company in the Transaction Documents.  To the extent necessary, Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Transaction Documents.

(b)       Subscriber represents that (i) Subscriber was contacted regarding the sale of the Securities by the Company (or another person whom the Subscriber believed to be an authorized agent or representative thereof) with whom Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.8         Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9              Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon Subscriber’s investment intention.  In this connection, Subscriber hereby represents that Subscriber is purchasing the Securities for Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by Subscriber to hold the Securities for any particular length of time and the Company acknowledges that Subscriber shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law.  Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

1.10           Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the shares of Common Stock issuable upon conversion of the Notes (the “Conversion Shares”) have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities or the Shares.

1.11           Subscriber hereby represents that the address of Subscriber furnished by Subscriber herein is the Subscriber’s principal business address.

1.12           Subscriber understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law.  Furthermore, such Subscriber is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

1.13           Subscriber represents that Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities.  This Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against the Subscriber in accordance with its terms.

1.14           If Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.15           Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.16           Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

1.17           Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

1.18           Subscriber acknowledges that the information contained in the Transaction Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by Subscriber and neither used by Subscriber for the Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) Subscriber may disclose such information to its affiliates and advisors who may have a need for such information in connection with providing advice to Subscriber with respect to its investment in the Company so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.19           Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of Subscriber contained herein or in any document furnished by Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein; provided, however, that  Subscriber shall not be liable for any Loss that in the aggregate exceeds the Subscriber’s aggregate purchase price tendered hereunder.

II.           REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to Subscriber that:

2.1             Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to own and use its properties and its assets and conduct its business as currently conducted.  Each of the Company’s subsidiaries (the “Subsidiaries”) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to own and use its properties and assets and to conduct its business as currently conducted. Neither the Company, nor any of its Subsidiaries is in violation of any of the provisions of their respective articles of incorporation, by-laws or other organizational or charter documents, including, but not limited to the Charter Documents (as defined below). Each of the Company and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a direct and/or indirect (i) material adverse effect on the legality, validity or enforceability of any of the Securities and/or this Agreement, (ii) material adverse effect on the results of operations, assets, business, condition (financial and other) or prospects of the Company and its Subsidiaries, taken as a whole, or (iii) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under the Transaction Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”).

2.2        Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into, execute and deliver this Agreement and each other agreement, document, instrument and certificate to be executed by the Company in connection with the consummation of the transactions contemplated hereby, including, but not limited to Transaction Documents and to perform fully its obligations hereunder and thereunder.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement and the Transaction Documents by the Company; and (b) authorization, sale, issuance and delivery of the Securities and upon issuance, the Shares contemplated hereby and the performance of the Company’s obligations under this Agreement and the Transaction Documents has been taken.  This Agreement and the Transaction Documents have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances other than restrictions on transfer provided for in the Transaction Documents.  The Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Company has reserved a sufficient number of Conversion Shares and Warrant Shares for issuance upon the conversion of the Notes, respectively, free and clear of all Encumbrances, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

2.3             Continuing Obligations. Company agrees that as long as any of the Securities remain issued and outstanding, it will not consummate any consolidation, merger, sale, transfer or other disposition of assets or shares, including any form of share exchange, unless prior to, or simultaneously with, the consummation thereof,  the successor corporation resulting from such consolidation or merger (if other than the Company), or the corporation purchasing or otherwise acquiring the assets of the Company, agrees to assume the Company’s continuing obligations hereunder.

2.4             Disclosure.  The information set forth in the Transaction Documents as of the date hereof and as of the date of each Closing contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.5              Brokers.  Except to the extent disclosed in writing, neither the Company nor any of the Company's officers, directors, employees or stockholders has employed or engaged any broker or finder in connection with the transactions contemplated by this Agreement and no fee or other compensation is or will be due and owing to any broker, finder, underwriter, placement agent or similar person in connection with the transactions contemplated by this Agreement.

2.6              No General Solicitation.   None of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

2.7             No Integrated Offering.  Assuming the accuracy of the Subscriber representations and warranties set forth in Article I hereunder, none of the Company, its Subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Except as disclosed in the SEC Reports, none of the Company, its Subsidiaries, their affiliates and any person acting on their behalf,have taken any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

2.8        Listing and Maintenance Requirements.  The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the

SEC is contemplating terminating such registration.  The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements

2.9             Disclosure.  All disclosure furnished by or on behalf of the Company to the Subscriber in the Transaction Documents regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

2.10           Private Placement. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 1, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscriber as contemplated hereby.

III.           TERMS OF SUBSCRIPTION

3.1            All funds representing the subscription amount referred to in Section 1.1 hereof shall be wired to Company’s bank account in accordance with wiring instructions to be provided Subscriber..

3.2             The Note or Notes purchased by Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable (but in no event more than five (5) calendar days) following the wiring of the funds and the Closing of the transaction..

IV.           CONDITIONS TO OBLIGATIONS OF SUBSCRIBER

4.1             Subscriber’s obligation to purchase the Securities at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)         Representations and Warranties; Covenants.  The representations and warranties made by the Company in Section 2 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 2 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)             No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)              No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(d)             Required Consents.  The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

(e)  Adverse Changes.  Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect.

(f)        No Suspensions of Trading in Common Stock; Listing.  Trading in the Common Stock shall not have been suspended by the SEC or any trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a trading market.

(g)       Blue Sky.  The Company shall have completed qualification for the Securities and the Shares under applicable Blue Sky laws.

(h)        Disclosure Schedules.  The Company shall have delivered to the Subscriber a copy of its Disclosure Schedules qualifying any of the representations and warranties contained in Section 2.

V.           COVENANTS OF THE COMPANY

5.1              Transfer Restrictions.

(a)             The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 promulgated under the Securities Act, to the Company or to an affiliate of a Subscriber or in connection with, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.  As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement, and shall have the rights of a Subscriber under this Agreement.

(b)        The Subscriber agrees to the imprinting, so long as is required by this Section 5.1, of a legend on any of the Securities, including the Shares, in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY [AND THE SECURITIES ISSUABLE UPON [EXERCISE] [CONVERSION] OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

5.2             Listing of Securities.  The Company agrees, (i) if the Company applies to have the Common Stock traded on any other trading market, it will include in such application the shares of Common Stock and Shares, and will take such other action as is necessary or desirable to cause the shares of Common Stock and Shares to be listed on such other trading market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a trading market and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the trading market.

5.3             Reservation of Shares.  The Company shall at all times while the Note or Notes are outstanding maintain a reserve from its duly authorized shares of Common Stock of a number of shares of Common Stock sufficient to allow for the issuance of the Shares.

5.4              Replacement of Securities.  If any certificate or instrument evidencing any Securities or the Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities.  If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

5.5         Furnishing of Information.  Until the time that no Subscriber owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.    As long as Subscriber owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to Subscriber and make publicly available in accordance with Rule 144(c) such information as is required for the Subscribers to sell the Securities under Rule 144.  The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

5.6              Securities Laws; Publicity.  The Company shall, by 8:30 a.m. (New York City time) on the second trading day immediately following a Closing hereunder, issue a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby and including the Transaction Documents as exhibits thereto.  The Company shall not publicly disclose the name of Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of Subscriber, except: (a) as required by federal securities law in connection with the filing of final Transaction Documents (including signature pages thereto) with the SEC and (b) to the extent such disclosure is required by law, in which case the Company shall provide the Subscriber with prior notice of such disclosure permitted under this clause (b).

5.7             Form D; Blue Sky Filings.  The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D promulgated under the Securities Act and to provide a copy thereof, promptly upon request of the Subscriber. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Subscriber at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Subscriber.

5.8              Indemnification.

(a)           The Company agrees to indemnify and hold harmless Subscriber, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the “Indemnified Parties”) from and against , any and all loss, liability, damage or deficiency suffered or incurred by any Indemnified Party by reason of any misrepresentation or breach of warranty by the Company or,after any applicable notice and/or cure periods, nonfulfillment of any covenant or agreement to be performed or complied with by the Company under this Agreement, the Transaction Documents; and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any of the foregoing, or any action or proceeding arising therefrom (collectively, “Proceedings”), whether or not such Indemnified Party is a formal party to any such Proceeding.

(b)        If for any reason (other than a final non-appealable judgment finding any Indemnified Party liable for losses, claims, damages, liabilities or expenses for its gross negligence or willful misconduct) the foregoing indemnity is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then the Company shall contribute to the amount paid or payable by an Indemnified Party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the

Company on the one hand and the Advisor on the other, but also the relative fault by the Company and the Indemnified Party, as well as any relevant equitable considerations.

5.9        Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other person acting on its behalf, will provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that Subscriber shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.10   Use of Proceeds.  Except as set forth on Schedule 5.10 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock equivalents or (c) the settlement of any outstanding litigation.

VI.           MISCELLANEOUS

6.1            Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or by electronic communication at or prior to 5:30 p.m. (New York City time) on a day in which the New York Stock Exchange is open for trading (a “Trading Day”), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic communication on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be addressed as follows:

if to the Company, to it at:
Paxton Energy, Inc.
Office & Delivery:
295 Highway 50, Suite 2
Stateline NV 89449

Mailing Address:
PO Box 1148
Zephyr Cove NV 89448-1148

With a copy to (which shall not constitute notice):

Paxton Energy, Inc.
275 Battery St Ste 2600
San Francisco CA 94111-3356

to the Subscriber, to it as:

What Happened LLC
One Market Street 36th Floor
San Francisco CA 94105
.

6.2  Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.3  This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Subscriber (other than by merger).  Subscriber may assign any or all of its rights under this Agreement to any person to whom Subscriber assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents

6.4   Upon the execution and delivery of this Agreement by Subscriber and the Company, this Agreement shall become a binding obligation of Subscriber with respect to the purchase of Securities as herein provided.

6.5   All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the

Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

6.6  The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.7   It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.8  The Company agrees to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.9  This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “PDF” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “PDF” signature page were an original thereof.

6.10   Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

6.11  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Subscriber and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

VII.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1           The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  In calculating net worth you may NOT include equity in personal property and real estate, including your principal residence.

Category B __
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D __
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E __	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F __
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000. (describe entity)

Category G __
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H __
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I __	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2        SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

____________________________________________
____________________________________________
____________________________________________
____________________________________________

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

____________________________________________
____________________________________________
____________________________________________
____________________________________________

(c)           For all Subscriber, please list types of prior investments:

____________________________________________
____________________________________________
____________________________________________
____________________________________________

(d)           For all Subscriber, please state whether you have participated in other private placements before:
YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently	___________________	_______________________	_______________________
Occasionally	___________________	_______________________	_______________________
Never	___________________	_______________________	_______________________

(f)           For individual Subscriber, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______
(g)           For trust, corporate, partnership and other institutional Subscriber, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______
(h)           For all Subscriber, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______
(i)           For all Subscriber, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______
(j)            For all Subscriber, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

7.3        MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)           Individual Ownership
(b)           Community or Shared Property
(c)           Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)           Company*
(g)           Trust*
(h)           Other*
*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4        FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm? (please check one):
Yes _________                                           No __________
If Yes, please describe:
_____________________________________________________________________________________
_____________________________________________________________________________________
_____________________________________________________________________________________

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

7.5           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

AGGREGATE PURCHASE PRICE OF THE NOTE = $20,000.00 (the “Purchase Price”)

AGGREGATE FACE AMOUNT OF THE NOTE = $20,000.00   (1.00 x Purchase Price)

/s/ Tim Hefferan
Signature	Signature (if purchasing jointly)

Tim Hefferan

Name Typed or Printed	Name Typed or Printed

Managing Partner
Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

What Happened LLC
Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

E-Mail Address	E-Mail Address
Name in which securities should be issued:

Delivery Address (if not to Placement Agent): _________________________________________________

Dated:                                      , 2011

This Subscription Agreement is agreed to and accepted as of November 21, 2011.

PAXTON ENERGY, INC.

By:_/s/ CHARLES VOLK, JR.
Name: Charles Volk, Jr.
Title: Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Notes (and, upon issuance, the Shares), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 20__

_______________________________________
(Signature)

Exhibit A

RISK FACTORS

An investment in the Securities in the Offering involves a high degree of risk. You should carefully consider the risks below before making an investment decision. Our business, financial condition or results of operations could be materially adversely affected by any of these risks. In such case, the trading price of our Common Stock could decline and you could lose all or part of your investment.  Please refer to the other information contained in this Memorandum (including the financial statements) for further details pertaining to the Company’s business and financial condition.

RISKS RELATED TO OUR BUSINESS

We are currently in default under certain Bridge Notes and other Promissory Notes. If we are unable to raise funds in this Offering, or if the holders of the Old Notes do not convert their Old Notes into Notes in this Offering, we may be unable to satisfy our liquidity requirements and continue our operations as a going concern.

In May 2011, we issued the Bridge Notes in the face amount of $2,550,000 to 34 accredited investors in a private placement transaction pursuant to Rule 506 of Regulation D.  The Bridge Notes bear interest at 9% per annum, which is payable quarterly in arrears, mature one year from the date of issuance, and are convertible at the holder’s option at any time into Common Stock at a conversion price of $0.15 per share.  As of July 26, 2011, all of the Bridge Notes are outstanding and in default because we have not made the interest payment on July 1, 2011 in the aggregate amount of $34,669.63.  We intend to pay the outstanding interest on the Bridge Notes from this Offering.

The Bridge Note holders were granted a security interest in the form of a Mineral Mortgage whereby the Bridge Note holders secured a first priority lien on all assets we acquired from Montecito pursuant to the Montecito Agreement.  As a result of the default, the Bridge Note holders may force us into a foreclosure proceeding pursuant to which the assets could be sold in order to satisfy the amounts due.

We have a history of losses which may continue and which may negatively impact our ability to achieve our business objectives.

We had minimal revenues and incurred net losses of $4,154,493 for the year ended December 31, 2010 and $337,516 for the year ended December 31, 2009.  In addition, we incurred a net loss of $714,003 for the three months ended March 31, 2011.  At December 31, 2010 and March 31, 2011, we had an accumulated deficit of $12,237,724 and $12,951,727 respectively. We expect to continue incurring net losses in the near term. We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis.  Our operations are subject to the risks and competition inherent in the establishment of a business enterprise. There can be no assurance that future operations will be profitable, and will depend upon various factors, including whether we will be able to continue expansion of our revenue. We may not achieve our business objectives and the failure to achieve such goals would have an adverse impact on us.

We received a modified report from our independent registered public accounting firm with an emphasis of matter paragraph for the year ended December 31, 2010 with respect to our ability to continue as a going concern.  The existence of such a report may adversely affect our stock price and our ability to raise capital.  There is no assurance that we will not receive a similar emphasis of matter paragraph for our year ended December 31, 2011.

In their report dated April 1, 2011, our independent registered public accounting firm expressed substantial doubt about our ability to continue as a going concern as we have incurred losses from operations, negative cash flows from operating activities and a working capital deficiency. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, increasing sales or obtaining loans and grants from various financial institutions where possible. Our continued net operating losses increase the difficulty in meeting such goals and there can be no assurances that such methods will prove successful.

If we are unable to obtain additional funding, our business operations will be harmed and if we do obtain additional financing, our then existing shareholders may suffer substantial dilution.

We will require additional funds beyond this Offering to implement our proposed business plan, including drilling operations on the VM 179 well, covering expenditures in excess of our current commitments for our share of costs related to the exploration and development of our current and future leasehold interests and for current working capital.  We anticipate that we will require up to approximately $9,700,000 to fund our drilling program on VM 179 and continue operations for the next twelve months from the date of this Memorandum, depending on revenues from operations.  There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain additional capital will restrict our ability to grow and may reduce our ability to continue to conduct business operations. If we are unable to obtain additional financing, we will likely be required to curtail our drilling plans and possibly cease our operations. While we have had discussions for debt financing to fund any additional amounts required for exploration and development or possible acquisition of additional prospect interests, including amounts necessary to pursue development of VM179 and acquire additional producing properties, we may have to obtain such funds through the sale of additional equity securities.  Any additional equity financing may involve substantial dilution to our then existing shareholders. Our board of directors can authorize the sale of additional equity securities without stockholder consent. The unavailability of adequate financing on acceptable terms could have a material adverse effect on our financial condition and on our continued operation. Even if we do receive additional financing, it may not be sufficient to sustain or expand our development operations or continue our business operations.

Although we have the option of being the operator or engaging a third-party operator at our oil and gas lease sites located in the Vermillion 179 tract where no drilling or production has commenced as of yet, we are not the operator of our Texas properties, so we have no control and limited influence over our current exploration, development, and production activities over our Texas working interests.

We are not the operator of the Texas properties in which we have an interest, so we are dependent on the financial and technical resources, initiative, and management of the operator, Bayshore.  In addition, while we have the option of being the operator on the recently acquired property from Montecito, we may elect to have a third-party operator since we do not have any experience operating oil and gas sites.  As the operator initiates drilling and other activities, we only have the right to elect whether to participate in specific proposed activities by bearing our working-interest share of expenses or to withhold participation, in which case we would not bear related costs or share in any resulting revenues.  We have very limited rights to propose drilling or other activities.  We rely to a significant extent on the initiative, expertise, and financial capabilities of the operators of our wells.  The failure of an operator to proceed with exploration and development or to perform its obligations under contracts with us could prevent us from continuing to drill in an effort to establish production and reserves and recover our current or future investment in our properties.  In addition, operators typically have oil and gas interests in which we do not participate.  If an operator’s separately held interests should become more promising to them than interests held with us, such operator may focus its efforts, funds, expertise, and other resources elsewhere.  In addition, should our relationship with an operator deteriorate or terminate, our oil and gas exploratory programs may be delayed significantly.

If we default under the Bridge Notes, Montecito Note or Mineral Mortgage, the investors have the right to take possession of all our VM 179 Assets.

In connection with the issuance of the Bridge Notes, we granted in favor of the Bridge Note holders a first priority security interest in all of the assets of Montecito acquired pursuant to the Montecito Agreement.  In connection with the Montecito Agreement, we issued to Montecito the Montecito Note, which provides a second priority security interest in all of the assets of Montecito acquired pursuant to the Montecito Agreement, subordinated to the security interests of the Bridge Notes.  The Montecito Note matures on September 3, 2011 and the Bridge Notes mature on May 5, 2012.  We currently do not have the ability to pay either the Montecito Note or the Bridge Notes, although the Montecito Note will be repaid with funds from this Offering.  In the event of a default, including not paying either the Montecito Note or the Bridge Notes when due, the Bridge Note Investors have the right to take possession of the collateral, to operate the VM 179 business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements.

Our ability to monitor Bayshore and the competitiveness of the rates we pay to it are limited.

We do not have sufficient personnel to audit Bayshore or the services it provides to us, so we have not completed an internal administrative or third party review of Bayshore’s field activities or expenditures.  We also have little or no basis by which to determine whether we are being charged competitive rates for the services provided to us by Bayshore.  We have not, and in the future, may not, obtain competitive bids for the services provided to us by Bayshore.  We do not know if the quantity and quality of services we receive from Bayshore are as beneficial to us as we could obtain from competitor negotiations.

Particularly in Texas, where our operations are concentrated in a geographical area, a single disaster could halt all or a substantial part of our operations.

Except for the 160 gross-acre Nome prospect in Jefferson County, Texas, on which we drilled the McDermand No. 1 dry hole, and our assets in the Vermillion 179 tract, where no drilling or production has commenced, our operations are currently concentrated in La Salle County, Texas.  So all or a substantial part of our operations may be temporarily disrupted or permanently halted in the case of a natural or other disaster in that geographical area.  Such a disaster could result in the loss of our assets and termination of our activities.  Similarly, if operations in our interests in the Vermilion 179 tract commence, a substantial part of our operations may be temporarily disrupted or permanently halted in the case of a natural or other disaster in that geographical area.

Our lack of diversification will increase the risk of an investment in us, and our financial condition and results of operations may deteriorate if we fail to diversify.

Our current business focus is on the oil and gas industry in a limited number of properties, currently in Texas and the Gulf of Mexico. Larger companies have the ability to manage their risk by diversification. However, we currently lack diversification, in terms of both the nature and geographic scope of our business. As a result, we will likely be impacted more acutely by factors affecting our industry or the regions in which we operate, than we would if our business were more diversified, enhancing our risk profile.

Because we are small and have limited access to additional capital, we may have to limit our exploration activity, which may result in a loss of investment.

We have a small asset base and limited access to additional capital. Accordingly, we must limit our exploration activity. As such, we may not be able to complete an exploration program that is as thorough as our management would like. In that event, existing reserves may go undiscovered. Without finding reserves, we cannot generate revenues and investors may lose their investment.

We face strong competition from other oil and gas companies.

We encounter competition from other oil and gas companies in all areas of our operations, including the acquisition of exploratory prospects and proven properties. Our competitors include major oil and gas companies and numerous independent oil and gas companies, individuals and drilling and income programs. Many of our competitors have been engaged in the oil and gas business much longer than we have and possess substantially larger operating staffs and greater capital resources than us. These companies may be able to pay more for exploratory projects and productive oil and gas properties and may be able to define, evaluate, bid for and purchase a greater number of properties and prospects than our financial or human resources permit. In addition, these companies may be able to expend greater resources on the existing and changing technologies that we believe are and will be increasingly important to attaining success in the industry. Such competitors may also be in a better position to secure oilfield services and equipment on a timely basis or on favorable terms. We may not be able to conduct our operations, evaluate and select suitable properties and consummate transactions successfully in this highly competitive environment.

Current global financial conditions have been characterized by increased volatility, which could have a material adverse effect on our business, prospects, liquidity and financial condition.

Current global financial conditions and recent market events have been characterized by increased volatility and the resulting tightening of the credit and capital markets has reduced the amount of available liquidity and overall economic activity. There can be no assurance that debt or equity financing, the ability to borrow funds or cash generated by operations will be available or sufficient to meet or satisfy our initiatives, objectives or requirements. Our inability to access sufficient amounts of capital on terms acceptable to us for our operations could have a material adverse effect on our business, prospects, liquidity and financial condition.

The potential profitability of oil and gas properties depends upon factors beyond our control.

The potential profitability of oil and gas properties is dependent upon many factors beyond our control. For instance, world prices and markets for oil and gas are unpredictable, highly volatile, potentially subject to governmental fixing, pegging, controls, or any combination of these and other factors, and respond to changes in domestic, international, political, social, and economic environments. Additionally, due to worldwide economic uncertainty, the availability and cost of funds for production and other expenses have become increasingly difficult, if not impossible, to project. These changes and events may materially affect our financial performance. In addition, a productive well may become uneconomic in the event that water or other deleterious substances are encountered which impair or prevent the production of oil and/or gas from the well. In addition, production from any well may be unmarketable if it is impregnated with water or other deleterious substances. These factors cannot be accurately predicted and the combination of these factors may result in us not receiving an adequate return on investment.

The marketability of natural resources will be affected by numerous factors beyond our control.

The markets and prices for oil and gas depend on numerous factors beyond our control. These factors include demand for oil and gas, which fluctuate with changes in market and economic conditions, and other factors, including:

·	worldwide and domestic supplies of oil and gas;
·	actions taken by foreign oil and gas producing nations;
·	political conditions and events (including instability or armed conflict) in oil-producing or gas-producing regions;
·	the level of global and domestic oil and gas inventories;
·	the price and level of foreign imports;
·	the level of consumer demand;
·	the price and availability of alternative fuels;
·	the availability of pipeline or other takeaway capacity;
·	weather conditions;
·	domestic and foreign governmental regulations and taxes; and
·	the overall worldwide and domestic economic environment.

Significant declines in oil and gas prices for an extended period may have the following effects on our business:
·	adversely affect our financial condition, liquidity, ability to finance planned capital expenditures and results of operations;
·	cause us to delay or postpone some of our capital projects;
·	reduce our revenues, operating income and cash flow; and
·	limit our access to sources of capital.

We may have difficulty distributing our oil and gas production, which could harm our financial condition.

In order to sell the oil and gas that we are able to produce, we may have to make arrangements for storage and distribution to the market. We will rely on local infrastructure and the availability of transportation for storage and shipment of our products, but infrastructure development and storage and transportation facilities may be insufficient for our needs at commercially acceptable terms in the localities in which we operate. This situation could be particularly problematic to the extent that our operations are conducted in remote areas that are difficult to access, such as areas that are distant from shipping and/or pipeline facilities. These factors may affect our ability to explore and develop properties and to store and transport our oil and gas production and may increase our expenses.

Furthermore, weather conditions or natural disasters, actions by companies doing business in one or more of the areas in which we will operate, or labor disputes may impair the distribution of oil and/or gas and in turn diminish our financial condition or ability to maintain our operations.

Oil and gas operations are subject to comprehensive regulation, which may cause substantial delays or require capital outlays in excess of those anticipated, causing an adverse effect on us.

Oil and gas operations are subject to federal, state, provincial and local laws relating to the protection of the environment, including laws regulating removal of natural resources from the ground and the discharge of materials into the environment. Oil and gas operations are also subject to federal, state, provincial and local laws and regulations which seek to maintain health and safety standards by regulating the design and use of drilling methods and equipment. Various permits from government bodies are required for drilling operations to be conducted; no assurance can be given that such permits will be received.

Exploration activities are subject to certain environmental regulations, which may prevent or delay the commencement or continuance of our operations.

In general, our exploration activities are subject to certain federal, state and local laws and regulations relating to environmental quality and pollution control. Such laws and regulations increase the costs of these activities and may prevent or delay the commencement or continuance of a given operation. Compliance with these laws and regulations has not had a material effect on our operations or financial condition to date. Specifically, we are subject to legislation regarding emissions into the environment, water discharges and storage and disposition of hazardous wastes. In addition, legislation has been enacted which requires well and facility sites to be abandoned and reclaimed to the satisfaction of state authorities. However, such laws and regulations are frequently changed and we are unable to predict the ultimate cost of compliance. Generally, environmental requirements do not appear to affect us any differently or to any greater or lesser extent than other companies in the industry.

We believe that our operations comply, in all material respects, with all applicable environmental regulations. Our operating partners generally maintain insurance coverage customary to the industry; however, we are not fully insured against all possible environmental risks.

Exploratory drilling involves many risks and we may become liable for pollution or other liabilities, which may have an adverse effect on our financial position.

Drilling operations generally involve a high degree of risk. Hazards such as unusual or unexpected geological formations, power outages, labor disruptions, blow-outs, sour gas leakage, fire, inability to obtain suitable or adequate machinery, equipment or labor, and other risks are involved. We may become subject to liability for pollution or hazards against which we cannot adequately insure or for which we may elect not to insure. Incurring any such liability may have a material adverse effect on our financial position and operations.

Any change in government regulation and/or administrative practices may have a negative impact on our ability to operate and on our profitability.

The laws, regulations, policies or current administrative practices of any government body, organization or regulatory agency in the U.S. or any other jurisdiction may be changed, applied or interpreted in a manner which will fundamentally alter our ability to carry on our business. The actions, policies or regulations, or changes thereto, of any government body or regulatory agency, or other special interest groups, may have a detrimental effect on us. Any or all of these situations may have a negative impact on our ability to operate and/or our profitability.

No assurance can be given that defects in our title to natural gas and oil interests do not exist.

Title to natural gas and oil interests is often not possible to determine without incurring substantial expense. An independent title review was completed with respect to certain of the more valuable natural gas and oil rights acquired by us and the interests in natural gas and oil rights owned by us. Also, legal opinions have been obtained with respect to the spacing units for the wells that have been drilled to date and which we have operated. However, no assurance can be given that title defects do not exist. If a title defect does exist, it is possible that we may lose all or a portion of the properties to which the title defect relates. Our actual interest in certain properties may therefore vary from our records.

We have limited internal controls due to our small size and limited number of people, which may keep us from preventing or detecting waste or fraud.

Currently, we have four directors, two of whom are also executive officers.  We rely on manual systems without independent officers and employees to implement full, formal, internal control systems.  Accordingly, we do not have separate personnel that provide dual signatures on checks, separate accounts receivable and cash receipts, accounts payable and check writing, or other functions that frequently are divided among several individuals as a method of reducing the likelihood of improper activity.  This reliance on a few individuals and the lack of comprehensive internal control systems may impair our ability to detect and prevent internal waste and fraud.

If we are unable to identify and complete future acquisitions, we may be unable to grow.  There is no assurance that any future acquisitions will be a profitable venture.

We intend to expand our operations through targeted strategic acquisitions, such as the acquisition of VM 179.  However, we may not be able to identify additional suitable acquisition opportunities. The process to identify and conduct due diligence on possible acquisitions requires significant time, attention, and resources of management, which may not result in any benefits to us.  Moreover, there is no guarantee that we can acquire properties which we may identify in the future on reasonable terms or at all. For example, the Merger Agreement with Virgin recently terminated as a result of our inability to obtain financing, which was a condition to closing.  Furthermore, if acquired, there is no assurance the venture will prove profitable. If we are unable to complete attractive acquisitions, our growth may slow or decline in the future.

Future acquired companies could be difficult to assimilate, disrupt our business, diminish stockholder value and adversely affect our operating results.

Completing acquisitions may require significant management time and financial resources because we may need to assimilate widely dispersed operations with distinct corporate cultures. Our failure to manage future acquisitions successfully could seriously harm our operating results. Also, acquisitions could cause our quarterly operating results to vary significantly. Furthermore, our stockholders would be diluted if we financed the acquisitions by issuing equity securities. In addition, acquisitions expose us to risks such as undisclosed liabilities, increased indebtedness associated with an acquisition and the potential for cash flow shortages that may occur if anticipated financial performance is not realized or is delayed from such acquired companies.

Operational hazards for which we do not maintain insurance are inherent in the exploration, drilling, and production of oil and gas.

Usual operational hazards incident to our industry include blowouts, cratering, explosions, uncontrollable flows of oil, natural gas or well fluids, fires, pollution, releases of toxic gas, and other environmental hazards and risks.  These hazards can cause personal injury and loss of life, severe damage to and destruction of property and equipment, pollution or environmental damage, and suspension of operations.  We do not maintain insurance to cover operational hazards, but rely on our agreements that require the operator of the properties in which we have an interest to maintain $1.0 million workers’ compensation, $1.0 employer’s and general liability, $2.0 million aggregate general liability, $5.0 million well control, and $5.0 million bodily injury and property damage insurance coverage.  The insurance policies purchased under this covenant include us as the owner of a non-operating working interest as an insured under such policies.  We cannot assure that we could obtain or that Bayshore or our contractors will be able to continue to obtain insurance coverage for current or future activities.  Further, we cannot assure that any insurance obtained will provide coverage customary in the industry, be comparable to the insurance now maintained, or be on favorable terms or at premiums that are reasonable.  The insurance maintained by Bayshore or our contractors does not cover all of the risks involved in oil and gas exploration, drilling, and production, and if coverage does exist, may not be sufficient to pay the full amount of such liabilities.  We may not be insured against all losses or liabilities that may arise from all hazards because such insurance may not be available at economical rates; the respective insurance policies may have limited coverage, and other factors.  For example, insurance against risks related to violations of environmental laws is not maintained.  The occurrence of a significant adverse event that is not fully covered by insurance or for which the coverage is insufficient to cover aggregate losses could expose us to liability because we may be responsible for our working interest share of the damages in excess of any related insurance coverage.  Further, we cannot assure that adequate levels of insurance will be maintained for our benefit in the future at rates we consider reasonable.  The occurrence of any of these risks could lead to a reduction in our value and the loss of investments made by purchasers of our stock.

Although the Company has obtained an independent reserve report relating to proven and probable reserves in the Vermillion 179 area, we cannot predict whether production or reserves will be established on the Vermillion 179 area or on other properties in which we have an interest.

The decision to develop, exploit, purchase, or explore a property will depend, in part, on our assessment of the information we are provided by an independent reserve report (as it pertains to the potential recoverable reserves in our interests in the Vermillion 179 tract), the information we are provided by Bayshore (as it pertains to our potential recoverable reserves in our Texas properties), future oil and natural gas prices and operating costs, potential environmental and other liabilities risks, and other factors that are beyond our control.  Such assessments are necessarily inexact, and their accuracy is inherently uncertain.  Results from previous exploration and production in the Cooke Ranch area by others do not assure that hydrocarbons in commercial quantities exist in the areas in which we have or may obtain an interest or that we may discover or recover any reserves in place.  Although we have obtained an independent reserve report relating to proven and probable reserves in the Vermillion 179 areas, there can be no assurance that our development, exploitation, acquisition, or exploration activities will be successful in drilling productive wells.

In general, the volume of production from oil and natural gas properties declines as reserves are depleted.  Except to the extent we conduct successful development, exploitation, and exploration activities or acquire properties containing proved reserves, or both, any reserves we establish will decline as reserves are produced.

We have no proved reserves on some of our properties and any future estimates we may make of quantities of proved oil and gas reserves, projected rates of production, and the timing and results of development expenditures may prove inaccurate because of numerous uncertainties.

We are testing geological formations that have not previously been explored or produced widely in the Cooke Ranch area, so our wells should be considered exploratory unless and until there is greater drilling experience.  Because of the limited drilling of the geological formations that we are drilling, we cannot forecast the anticipated results of drilling, even though a particular drilling site may be adjacent to or nearby a producing well.

Although we have an independent report of proven and probable reserves in the Vermillion 179 areas, we currently have no proved reserves in our Texas properties and will be able to establish reserves only if the results of drilling provide sufficient engineering and geological data to demonstrate with reasonable certainty that our properties contain hydrocarbons that may be recoverable in future years from known reservoirs under existing economic and operating conditions.  We can establish reserves respecting an individual well only after, if ever, we have sustained production from such well over several months and have related engineering and geological data to demonstrate the existence and recoverability of hydrocarbons.  We cannot assure that we will be able to establish proved reserves in any well we drill.  We will be unable to estimate precisely any reserves we may establish.  Oil and gas reserve engineering is a subjective process of estimating underground accumulations of oil and gas that cannot be measured in an exact way, and estimates of other engineers might differ.  The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment.  Results of drilling, testing, and production subsequent to the date of an estimate may justify revision of such estimate.  Accordingly, reserve estimates are often significantly different from the quantities of oil and gas that are ultimately recovered.  In addition, estimates of our future net revenues from any future proved reserves and the present value thereof are based on certain assumptions regarding future oil and gas prices, production levels, and operating and development costs that may not prove to be correct.  Any significant variance in these assumptions could materially affect our estimated quantity of reserves and future net revenues therefrom.

RISKS RELATED TO THIS OFFERING

There will be restrictions on resale of the Securities and there is no assurance of the registration of the securities.

None of the Securities offered hereby may be resold unless, at the time of such intended sale, there is a current registration statement covering the resale of the Securities or there exists an exemption from registration under the Securities Act, and such Securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being effected.  No assurance can be given when, if ever, the registration of the Securities will be filed or declared effective by the SEC.  If the SEC does not approve a registration statement covering the resale of the Securities, investors will be precluded from disposing of such Securities unless such Securities may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction.

The offering price for the Securities has been determined by the Company

The offering and conversion price of the Notes was determined by us.  These prices do not necessarily accurately reflect the actual value of the shares or the price that may be realized upon disposition of the Securities.

An investment in the Securities is speculative and there can be no assurance of any return on any such investment.

An investment in the Securities is speculative and there is no assurance that investors will obtain any return on their investment.  Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

RISKS RELATED TO OUR COMMON STOCK

If we fail to remain current on our reporting requirements, we could be removed from the OTC Bulletin Board, which would limit the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

Companies trading on the Over-The-Counter Bulletin Board must be reporting issuers under the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. The lack of resources to prepare and file our reports, including the inability to pay our independent registered public accounting firm, could result in our failure to remain current on our reporting requirements, which could result in our being removed from the OTC Bulletin Board. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.   In addition, we may be unable to get re-approved for quotation on the OTC Bulletin Board, which may have an adverse material effect on our company.

There has been a limited trading market for our common stock.

It is anticipated that there will be a limited trading market for our Common Stock on the NASD’s Over-the-Counter Bulletin Board for the foreseeable future.  The lack of an active market may impair your ability to sell your shares at the time you wish to sell them or at a price that you consider reasonable. The lack of an active market may also reduce the fair market value of your shares. An inactive market may also impair our ability to raise capital by selling shares of capital stock and may impair our ability to acquire other companies or technologies by using common stock as consideration.

You may have difficulty trading and obtaining quotations for our common stock.

Our common stock is not actively traded, and the bid and asked prices for our common stock on the NASD Over-the-Counter Bulletin Board may fluctuate widely. As a result, investors may find it difficult to dispose of, or to obtain accurate quotations of the price of, our securities. This severely limits the liquidity of the common stock, and would likely reduce the market price of our common stock and hamper our ability to raise additional capital.

Our common stock is not currently traded at high volume, and you may be unable to sell at or near ask prices or at all if you need to sell or liquidate a substantial number of shares at one time.

Our common stock is currently traded, but with very low, if any, volume, based on quotations on the “Over-the-Counter Bulletin Board”, meaning that the number of persons interested in purchasing our common stock at or near bid prices at any given time may be relatively small or non-existent.  This situation is attributable to a number of factors, including the fact that we are a small company which is still relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable.  As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price.  We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that trading levels will be sustained.

Shareholders should be aware that, according to Commission Release No. 34-29093, the market for “penny stocks” has suffered in recent years from patterns of fraud and abuse.  Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses.  Our management is aware of the abuses that have occurred historically in the penny stock market.  Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the future volatility of our share price.

The market price of our Common Stock may, and is likely to continue to be, highly volatile and subject to wide fluctuations.

The market price of our Common Stock is likely to be highly volatile and could be subject to wide fluctuations in response to a number of factors that are beyond our control, including:

·
dilution caused by our issuance of additional shares of Common Stock and other forms of equity securities, which we expect to make in connection with future capital financings to fund our operations and growth, to attract and retain valuable personnel and in connection with future strategic partnerships with other companies;

·	quarterly variations in our revenues and operating expenses;

·	changes in the valuation of similarly situated companies, both in our industry and in other industries;

·	changes in analysts’ estimates affecting our company, our competitors and/or our industry;

·	changes in the accounting methods used in or otherwise affecting our industry;

·	additions and departures of key personnel;

·	announcements of technological innovations or new products available to the personal protective equipment industry;

·	fluctuations in interest rates and the availability of capital in the capital markets; and

·	significant sales of our common stock.

These and other factors are largely beyond our control, and the impact of these risks, singly or in the aggregate, may result in material adverse changes to the market price of our Common Stock and/or our results of operations and financial condition.

We have not paid dividends in the past and do not expect to pay dividends in the future. Any return on investment may be limited to the value of our common stock.

We have never paid cash dividends on our common stock and do not anticipate paying cash dividends in the foreseeable future. The payment of dividends on our common stock will depend on earnings, financial condition and other business and economic factors affecting it at such time as the Board of Directors may consider relevant.

Legislative actions, higher insurance costs and potential new accounting pronouncements may impact our future financial position and results of operations.

There have been regulatory changes, including the Sarbanes-Oxley Act of 2002, and there may potentially be new accounting pronouncements or additional regulatory rulings that will have an impact on our future financial position and results of operations. The Sarbanes-Oxley Act of 2002 and other rule changes as well as proposed legislative initiatives following the Enron bankruptcy are likely to increase general and administrative costs and expenses. In addition, insurers are likely to increase premiums as a result of high claims rates over the past several years, which we expect will increase our premiums for insurance policies. Further, there could be changes in certain accounting rules.  These and other potential changes could materially increase the expenses we report under generally accepted accounting principles, and adversely affect our operating results.

Efforts to comply with recently enacted changes in securities laws and regulations will increase our costs and require additional management resources.

As directed by Section 404 of the Sarbanes-Oxley Act of 2002, the SEC adopted rules requiring public companies to include a report of management on their internal controls over financial reporting in their annual reports on Form 10-K. In addition, in the event we are no longer a smaller reporting company, the independent registered public accounting firm auditing our financial statements would be required to attest to the effectiveness of our internal controls over financial reporting. Such attestation requirement by our independent registered public accounting firm would not be applicable to us until the report for the year ended December 31, 2011 at the earliest, if at all.  If we are unable to conclude that we have effective internal controls over financial reporting or if our independent registered public accounting firm is required to, but is unable to provide us with a report as to the effectiveness of our internal controls over financial reporting, investors could lose confidence in the reliability of our financial statements, which could result in a decrease in the value of our securities.

Our common stock is subject to the "penny stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

·	that a broker or dealer approve a person's account for transactions in penny stocks; and
·	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

·	obtain financial information and investment experience objectives of the person; and
·
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form:

·	sets forth the basis on which the broker or dealer made the suitability determination; and
·	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

FINRA sales practice requirements may also limit a shareholder’s ability to buy and sell our stock.

In addition to the “penny stock” rules described above, FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. The FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our stock and have an adverse effect on the market for our shares.

Penny Stock Regulations may affect the ability of broker-dealer to sell our common stock, thereby limiting the liquidity of our common stock.

Our stock is presently regulated as a penny stock, and broker-dealers will be subject to regulations that impose additional requirements on us and on broker-dealers that want to publish quotations or make a market in our common stock.  The Securities and Exchange Commission has promulgated rules governing over-the-counter trading in penny stocks, defined generally as securities trading below $5.00 per share that are not quoted on a securities exchange or Nasdaq or which do not meet other substantive criteria.  Under these rules, our common stock is currently classified as a penny stock.  As a penny stock, our common stock is currently subject to rules promulgated by the Securities and Exchange Commission that impose additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and institutional accredited investors.  For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written consent to the transaction prior to sale.  Further, if the price of the stock is below $5.00 per share and the issuer does not have $2.0 million or more net tangible assets or is not listed on a registered national securities exchange or Nasdaq, sales of such stock in the secondary trading market are subject to certain additional rules promulgated by the Securities and Exchange Commission.  These rules generally require, among other things, that brokers engaged in secondary trading of penny stocks provide customers with written disclosure documents, monthly statements of the market value of penny stocks, disclosure of the bid and asked prices, and disclosure of the compensation to the broker-dealer and the salesperson working for the broker-dealer in connection with the transaction.  These rules and regulations may affect the ability of broker-dealers to sell our common stock, thereby effectively limiting the liquidity of our common stock.  These rules may also adversely affect the ability of persons that acquire our common stock to resell their securities in any trading market that may exist at the time of such intended sale.